Merger and Integration-Related Costs and Special Items	12 Months Ended
Dec. 31, 2012
Merger and Integration-Related Costs and Special Items

NOTE 20—MERGER AND INTEGRATION-RELATED COSTS AND SPECIAL ITEMS

Special Revenue Item. As discussed in Note 2, during the second quarter of 2011, United modified the previously existing co-branded credit card agreements with Chase as a result of the Merger. This modification resulted in the following one-time adjustment to decrease frequent flyer deferred revenue and increase special revenue by $107 million in accordance with ASU 2009-13 for the year ended December 31, 2011.

For the years ended December 31, Merger and integration-related costs and special items classified as special charges in the statements of consolidated operations consisted of the following for the years ended December 31 (in millions):

2012
Integration-related costs	$739
Labor agreement costs	475
Voluntary severance and benefits	125
Intangible asset impairment	30
Gains on sale of assets and other special charges, net	(46)

Total	$1,323

2011
Integration-related costs	$517
Termination of maintenance service contract	58
Intangible asset impairment	4
Other	13

Total	$592

2010
Merger costs:
Merger-related costs	$144
Salary and severance-related	249
Integration-related costs	171

564
Aircraft impairments	136
Goodwill impairment credit	(64)
Intangible asset impairment	29
Other	4

Total	$669

Integration-related costs

Integration-related costs incurred during 2012 included compensation costs related to systems integration and training, costs to repaint aircraft and other branding activities, costs to write-off or accelerate depreciation on systems and facilities that are either no longer used or planned to be used for significantly shorter periods, as well as relocation costs for employees and severance primarily associated with administrative headcount reductions. In 2011, these costs also included costs to terminate certain service contracts, costs to write-off system assets, payments to third-party consultants assisting with integration planning and organization design and compensation costs related to the systems integration. In addition, the Company recorded a liability of $88 million related to the fair value of UAL’s obligation to issue to the PBGC $125 million aggregate principal amount of 8% Contingent Senior Notes during 2011. This was classified as an integration-related cost since the financial results of the Company, excluding Continental’s results, would not have resulted in a triggering event under the 8% Contingent Senior Notes indenture.

On December 31, 2012, UAL and United Air Lines, Inc. entered into an agreement with the PBGC that reduced the aggregate amount of 8% Contingent Senior Notes to be issued by UAL, and eliminated the contingent nature of such obligation by replacing the $188 million principal amount of 8% Contingent Senior Notes incurred as of December 31, 2012 and the obligation to issue any additional 8% Contingent Senior Notes with $400 million principal amount of New 8% Notes. In addition, UAL agreed to replace the $652 million principal amount outstanding of UAL’s 6% Senior Notes due 2031 with the New 6% Notes. The Company did not receive any cash proceeds in connection with the issuance of the New PBGC Notes. The Company is accounting for this agreement as a debt extinguishment, resulting in a charge of $309 million that represents the fair value of $212 million of New 8% Notes that it agreed to issue and the change in the fair value of the New 6% Notes and the $188 million of New 8% Notes versus their previous carrying values. The Company classified the expense as a component of special charges because the note restructuring would not have occurred if it were not for the Merger.

Labor agreement costs

In December 2012, the pilots represented by the Air Line Pilots Association, International ratified a new joint collective bargaining agreement with the Company. The Company recorded $475 million of expense associated with lump sum cash payments that would be made in conjunction with the ratification of the contract and the completion of the integrated pilot seniority list. This charge also includes $80 million associated with changes to existing pilot disability plans negotiated in connection with the agreement. The lump sum payments are not in lieu of future pay increases. The Company made cash payments of approximately $55 million in late 2012 and expects to pay the remainder by the end of 2013 relating to these charges.

Voluntary severance and benefits

During 2012, the Company recorded $125 million of severance and benefits associated with various voluntary retirement and leave of absence programs for its various employee groups. During the first quarter of 2012, approximately 400 mechanics offered to retire early in exchange for a cash severance payment that was based on the number of years of service each employee had accumulated. The expense for this voluntary program was approximately $32 million. The Company also offered a voluntary leave of absence program that approximately 1,800 flight attendants accepted, which allows for continued medical coverage during the leave of absence period. The expense for this voluntary program was approximately $17 million. During the second quarter of 2012, as part of the recently amended collective bargaining agreement with the Association of Flight Attendants, the Company offered a voluntary program for flight attendants to retire early in exchange for a cash severance payment. The payments are dependent on the number of years of service each employee has accumulated. Approximately 1,300 flight attendants accepted this program and the expense for this voluntary program is approximately $76 million.

Merger-related costs

Merger-related costs in 2010 include charges related to the planning and execution of the Merger, including costs for items such as financial advisor, legal and other advisory fees. Salary and severance related costs are primarily associated with administrative headcount reductions and compensation costs related to the Merger.

Intangible asset impairments

During 2012 and 2011, the Company recorded impairment charges of $30 million and $4 million, respectively, on certain intangible assets related to European take-off and landing slots to reflect the estimated fair value of these assets as part of its annual impairment test of indefinite-lived intangible assets.

During 2010, the U.S. and Brazilian governments reached an open skies aviation agreement that removed the restriction on the number of flights into Sao Paulo by October 2015. As a result of these changes, the Company recorded a $29 million non-cash charge to write-down its indefinite-lived route asset in Brazil. These impairments were based on estimated fair values, which were primarily developed using income methodologies, as described in Note 12.

Gains on sale of assets and other special charges

During 2012, the Company recorded net gains of $46 million related to gains and losses on the disposal of aircraft and related parts and other assets.

Aircraft impairments

The aircraft impairments summarized in the table above for 2010 relate to United’s nonoperating Boeing 737 and Boeing 747 aircraft which declined in value, as older, less fuel efficient models became less valuable with increasing fuel costs. The carrying values of these nonoperating aircraft were reduced to estimated fair values.

Goodwill impairment credit

During 2010, the Company determined that it overstated its deferred tax liabilities by approximately $64 million when it applied fresh start accounting upon UAL Corporation’s and United Air Lines, Inc.’s exit from Chapter 11 bankruptcy protection in 2006. Under applicable standards in 2008, this error would have been corrected with a decrease to goodwill, which would have resulted in a decrease in the amount of the Company’s 2008 goodwill impairment charge. Therefore, the Company corrected this overstatement in the fourth quarter of 2010 by reducing its deferred tax liabilities and recorded it as goodwill impairment credit in its consolidated statement of operations. The adjustment was not made to prior periods as the Company does not believe the correction was material to 2010 or any prior period.

Termination charges

During 2011, the Company recorded $58 million of charges related to the early termination of a maintenance service contract. During 2009, the Company incurred $104 million primarily for aircraft lease termination charges related to its operational plans to significantly reduce its operating fleet.

Accrual Activity

Activity related to the accruals for severance and medical costs and future lease payments on permanently grounded aircraft and unused facilities is as follows (in millions):

	Severance/ Medical Costs	Permanently Grounded Aircraft	Unused Facilities
Balance at December 31, 2009	$45	$83	$—
Liability assumed due to Merger, October 1, 2010	3	—	33
Accrual	155	(3)	—
Payments	(101)	(39)	(26)

Balance at December 31, 2010	102	41	7
Accrual	21	5	—
Payments	(68)	(15)	(3)

Balance at December 31, 2011	55	31	4
Accrual	170	(1)	(2)
Payments	(160)	(25)	(1)

Balance at December 31, 2012	$65	$5	$1

The Company’s accrual and payment activity in 2012 and 2011 is primarily related to severance and other compensation expense associated with voluntary employee programs and the Merger, respectively.